Treasury Stock	12 Months Ended
Dec. 31, 2018
Restricted Net Assets [Abstract]
Treasury Stock
(19)	Treasury Stock

During the year ended December 31, 2018, a total of 178,475,480 ordinary shares, comprising 28,475,480 ordinary shares repurchased from the open market and 150,000,000 ordinary shares purchased from Master Trend, a related party of the Group at the time of the transaction. The shares are repurchased from Master Trend at US$29 per ADS, representing the average closing price of the 30 trading days prior to the Board approval date of June 14, 2018. The Company accounts for repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders' equity. The ordinary shares subject to the 521 Plan are considered contingently issuable. Refer to Note 8 for details of the 521 Plan.

There was no repurchase of ordinary shares by the Group during the years ended December 31, 2016 and 2017.